Exhibit 10.10

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 10

1. CONTRACT/PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
HQ085926DG450	HQ085926FG255	2026Jan16	HQ01476113155	

6. ISSUED BY CODE HQ0859
MISSILE DEFENSE AGENCY (MDA)
BLDG. 5222 MARTIN ROAD, REDSTONE ARSENAL

7. ADMINISTERED BY *(If other than 6)* CODE S0302A
DCMA MOUNTAIN PACIFIC
WEST 6TH AVENUE AND KIPLING STREET, DENVER FEDERAL CENTER,

8. DELIVERY FOB
☐ DESTINATION
☐ OTHER
(See Schedule if other)

9. CONTRACTOR CODE 9GJ42 FACILITY

NAME AND ADDRESS
GRAVITICS, INC.
84 Ortega Ct
Erie, CO 80516-2623
UNITED STATES

10. DELIVER TO FOB POINT BY *(Date) (YYYYMMMDD)*
See Schedule

11. X IF BUSINESS IS
☒ SMALL
☐ SMALL DISAD-VANTAGED
☐ WOMEN-OWNED

12. DISCOUNT TERMS
Net Days 30

13. MAIL INVOICES TO THE ADDRESS IN BLOCK

14. SHIP TO CODE
See Schedule

15. PAYMENT WILL BE MADE BY CODE HQ0339
DoDAAC: HQ0339
DFAS - COLUMBUS CENTER
WEST ENTITLEMENT OPERATIONS, P

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER
☒ DELIVERY/CALL — This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
☐ PURCHASE — Reference your furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

GRAVITICS, INC.			
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

☐ If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
See Section G - Contract Administration Data

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	See Schedule				

*If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
BY: Lauren A. Travis /s/ Lauren A. Travis
CONTRACTING/ORDERING OFFICER

25. TOTAL: USD 500.00
26. DIFFERENCES:

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED:

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
☐ PARTIAL
☐ FINAL

29. D.O. VOUCHER NO.
30. INITIALS

31. PAYMENT
☐ COMPLETE
☐ PARTIAL
☐ FINAL

32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CON-TAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

DD FORM 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE.

Section A - Solicitation/Contract Form

Scalable Homeland Innovative Enterprise Layered Defense (SHIELD) Initial Order

Section B - Supplies or Services & Prices or Costs

Additional Information/Notes

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
0001	MDA SHIELD Guaranteed Minimum Product Service Code: AC13 Pricing Arrangement: Firm Fixed Price ACRN: AA PR Number: HQ01476113155 PR Line Item Number: 0001 CIN: HQ014761131550001	1	Each	USD 500.00	Firm Price USD 500.00 Funded Amount USD 500.00
0003	Data and Reports The Contractor shall provide data deliverables in accordance with Exhibit A, titled Contract Data Requirements Lists DD1423-1. Product Service Code: AC13 Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced

Section C - Description/Specifications/Statement of Work

SHIELD Initial Order SOW

1.0 Introduction

The Missile Defense Agency (MDA) requires an advanced, multi-domain defense system capable of detecting, tracking, intercepting, and neutralizing or otherwise negating threats to the United States homeland, its deployed forces, allies, and friends across all phases of flight by ballistic, hypersonic, cruise missile, and other advanced aerial attacks. This will be delivered through a multiple award indefinite delivery/indefinite quantity (IDIQ) contract (MAC IDIQ).

The MDA MAC IDIQ will support national defense objectives by ensuring continuous, layered protection against air, missiles, space, cyber, and hybrid threats originating from any vector - land, sea, air, space, or cyberspace. This effort supports commercial and non-commercial services and commodities of both classified and unclassified efforts on multiple security domains.

2.0 Scope of Work

This order is used to obligate the minimum quantity of supplies or services for the IDIQ contract. The Government has no obligation to issue orders to any contractor beyond this minimum specified amount. The contractor is required to attend a virtual post-award conference, submit a capability statement that will be made publicly available by MDA, and submit various CDRLS as outlined in the solicitation and award of the base IDIQ.

2.1 Post Award Conference.

The purpose of this virtual post-award conference is to educate awardees on the Missile Defense Agency’s future initiatives. The post award conference will also provide details regarding the format and submission process for CDRLS. The post-award conference will be held in January and notice of the date and time will be sent to all awardees via email.

2.2 Capability Statement.

The purpose of the capability statement is to facilitate the Government’s market research efforts for order placement under the IDIQ. The template will be provided prior to the post-award conference, as it will be discussed at the conference. The purpose of the template is to standardize the general content, and templates may be adjusted based on feedback. Contract holders will be requested to provide a capability statement within 30 calendar days following the post-award conference.

2.3 CDRL Requirements.

CDRL 0001 - Information Management and Control Plan (IMCP).

Within 30 days of the post award conference, the Contractor shall submit an Information Management and Control Plan (IMCP) that clearly describes its policies and procedures for the dissemination and accountability of Controlled Unclassified Information (CUI), as outlined below and in CDRL 0001. Subsequent annual IMCP submissions and any subsequent updates may be evaluated as part of the Contractor’s performance evaluation (e.g., Contractor Performance and Assessment Report).

The Prime Contractor shall flow the IMCP to their 1st tier Subcontractors with the requirement to flow down the IMCP to all tiers of the supply chain that utilize CUI. Through the IMCP, the Contractor shall address implemented practices to minimize and restrict the sharing and/or flow of CUI down the entire supply chain to only those suppliers who have a need-to-know/lawful government purpose. This includes, but is not limited to, minimizing the information provided on contracts/purchase orders for procurement of logistics and transportation services, systems, or critical components. The Contractor shall also address in the IMCP its plan for providing adequate security and for executing cyber incident reporting. The Prime and Subcontractors shall submit a Supplier Compliance Supplement (see paragraph 3.1.2). The Contractor and Subcontractors shall submit or make their System Security Plan (SSP) and Plan of Action and Milestones (POA&M) available for inspection to the Government as required.

The Contractor shall provide adequate security on covered Contractor information systems in accordance with (IAW) Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.204-7012, “Safeguarding Covered Defense Information and Cyber Incident Reporting” (hereafter referred to as “DFARS 7012”) (if Other Transaction Authority (OTA) or Procurement for Experimental Purposes (PEP) note Article 1, “Safeguarding Controlled Unclassified Information and Cyber Incident Reporting.”) Hereafter, Covered Defense Information (CDI), CUI, Technical Data, or Operationally Critical Support information is referred to as CUI.

The Contractor shall maintain the IMCP throughout the period of performance and deliver periodic updates IAW the Contract Data Requirements List (CDRL)/Agreement Data Requirements List (ADRL). Each update to the IMCP will be incorporated into the contract/agreement at time of approval.

The Contractor, and all Subcontractors handling CUI, shall document suppliers that receive or generate CUI in performance of the contract/agreement and maintain on file an IMCP SCS. The Contractor shall complete and deliver the IMCP SCS IAW CDRL 0001. The SCS Template is located at https://www.mda.mil/global/documents/pdf/IMCP_Supplier_Compliance_Supplement.pdf

CDRL 0002 - Quarterly Contract Activity Report.

This is a report on all award activity associated with the master contract. This excludes administrative modifications. The Contractor shall submit a completed Attachment C-01 in accordance with CDRL 0002.

CDRL 0003 - Quarterly Contractor Profile Report.

The contractor shall be responsible for maintaining the contractor company profile. On a quarterly basis, the contractor shall certify the accuracy of the information. The contractor shall assign a Program Manager that is responsible for interaction with ordering activities and the MDA PCO. This person shall be listed in the Contractor Profile Report and can be updated as deemed necessary by the contract holder. See Attachment C-02 in accordance with CDRL 0003.

CDRL 0004 - Quarterly Proposal Submittal Report.

The Contractor will identify all proposals submitted and the time from Government Solicitation Release to Proposal Delivery. The Missile Defense Agency expects proposal delivery within 30 days of each order solicitation unless specified otherwise by the ordering contracting officer. See Attachment C-03 in accordance with CDRL 0004

3.0 CDRL Submission

CDRLS are to be submitted as outlined in the respective CDRL document, to the SHIELD COR at mda.schriever.cts.mbx.shield-idiq@mail.mil, unless otherwise noted.

Requirements

Scalable Homeland Innovative Enterprise Layered Defense (SHIELD) Initial Order.

Section D - Packaging and Marking

Section E - Inspection and Acceptance

Section F - Deliveries or Performance

Line Item	Delivery Schedule	Quantity	Address and POC
0001	Period of Performance From 21 Jan 2026 To 29 Jun 2026	1 Each
0003	Period of Performance From 21 Jan 2026 To 28 Dec 2035	1 Each

Section G - Contract Administration Data

As prescribed in 232.7004(b), use the following clause:

WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023)

(a) Definitions. As used in this clause-

“Department of Defense Activity Address Code (DoDAAC)” is a six-position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area Workflow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items-

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

___

(Contracting Officer: Insert applicable invoice and receiving report document type(s) for fixed price line items that require shipment of a deliverable.)

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

___

(Contracting Officer: Insert either “Invoice 2in1” or the applicable invoice and receiving report document type(s) for fixed price line items for services.)

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance-based payments, submit a performance-based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) ) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0339
Issue By DoDAAC	HQ0859
Admin DoDAAC	S0302A
Inspect By DoDAAC	HQ0859
Ship To Code	Not applicable
Ship From Code	Not applicable
Mark For Code	Not applicable
Service Approver (DoDAAC)	HQ0859
Service Acceptor (DoDAAC)	HQ0859
Accept at Other DoDAAC	Not applicable
LPO DoDAAC	Not applicable
DCAA Auditor DoDAAC	Not applicable
Other DoDAAC(s)	Not applicable

(*Contracting Officer: Insert applicable DoDAAC information. If multiple ship to/acceptance locations apply, insert “See Schedule” or “Not applicable.”)

(**Contracting Officer: If the contract provides for progress payments or performance-based payments, insert the DoDAAC for the contract administration office assigned the functions under FAR 42.302(a)(13).)

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

___

(Contracting Officer: Insert applicable information or “Not applicable.”)

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

ACRN	LOA				Total Amount
^^^097^2025^2026^^0400^000^^255^D^0603892C^^^^^2500^00008522^044411^71AB^AB MDA, Aegis Ba^XC_SX09P_FY25^AB-115SS-FY2526^255.00 R&D Cont^^^
AA	Line Item	PR/MIPR - PR Line Item#	CIN	Amount	USD 500.00
	CLIN 0001	HQ01476113155 - 0001	HQ014761131550001	USD 500.00

Section H - Special Contract Requirements

Section I - Contract Clauses

Section J - List of Attachments

Number	Attachment Name	Attachment Description	Reference Identifier	Date	Line Item
01	CDRL Coversheet SHIELD IDIQ MEGA FILE	Contract Data Requirements List (CDRL)		16 Dec 2025
02	CDRL - A0001_REQDA2500012 - IMCP - DI-MGMT-82383	Contract Data Requirements List (CDRL)		16 Dec 2025
03	CDRL - A0002_REQDA2500012 - CAR - OT-25-80002	Contract Data Requirements List (CDRL)		16 Dec 2025
04	CDRL - A0003_REQDA2500012 - CPR - OT-25-80001	Contract Data Requirements List (CDRL)		16 Dec 2025
05	CDRL - A0004_REQDA2500012 - PSR - OT-25-80001	Contract Data Requirements List (CDRL)		16 Dec 2025
06	C-02 - Contract Activity Report	Contract Data Requirements List (CDRL)		16 Dec 2025
07	C-03 - Contractor Profile Report	Contract Data Requirements List (CDRL)		16 Dec 2025
08	C-04 - Proposal Submittal Report	Contract Data Requirements List (CDRL)		16 Dec 2025
09	OT-25-80000 One-Time DID MDA SHIELD Contractor Profile Report	Contract Data Requirements List (CDRL)		16 Dec 2025
10	OT-25-80001 One-Time DID MDA SHIELD Proposal Submission Report	Contract Data Requirements List (CDRL)		16 Dec 2025
11	OT-25-80002 One-Time. DID MDA SHIELD Monthly Contract Activity Report	Contract Data Requirements List (CDRL)		16 Dec 2025